Form N-CSR Item 19(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Principal Financial Officer and Principal Executive Officer, respectively, of Short Duration Inflation-Protected Income Portfolio (the “Portfolio”) that:

(a)

the Report of the Portfolio on Form N-CSR for the period ended October 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A signed original of this written statement required by section 906 has been provided to the Portfolio and will be retained by the Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

Short Duration Inflation-Protected Income Portfolio

Date: December 23, 2024

/s/ James F. Kirchner

James F. Kirchner

Principal Financial Officer

Date: December 23, 2024

/s/ Kenneth A. Topping

Kenneth A. Topping

Principal Executive Officer